                              --------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              --------------------

Date of Report (Date of earliest event reported) June 5, 2000
                                                 ------------

                              CONVERGE GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

                              --------------------

                                      Utah
                 (State or other jurisdiction of incorporation)


       000-27039                                         87-0426858
(Commission File Number)                    (IRS Employer Identification No.)


233 Wilshire Boulevard, Suite 930, Santa Monica, California            90401
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (310) 434-1974
                                                     --------------

                                      N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  RESIGNATION OF REGISTRANT'S OFFICER

     On March 1, 2000, Ms. Samar Khan tendered her resignation from the Registrant from her position of Secretary and Treasurer. The Board has named Mr. Tariq Khan as Secretary of the Registrant to replace Ms. Khan. Mr. Khan will also act as Chief Operating Officer of the Registrant. The Board has named Mr. Hamid Kabani as Chief Financial Officer to replace Ms. Khan. A copy of Ms. Khan's letter of resignation is included herewith.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTOR

     On March 1, 2000, Mr. Reza Rahman tendered his resignation from the Registrant from his position as a director due to other commitments. The Board has elected Mr. Tariq Khan to fill the vacancy on Registrant's Board of Directors created by the resignation of Mr. Rahman. A copy of Mr. Rahman's letter of resignation is included herewith.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     June 5, 2000                CONVERGE GLOBAL, INC.



                                       /s/  Imran Husain
                                       ----------------------------------------
                                       By: Imran Husain
                                       Its: President, Chief Executive Officer,
                                            and Director


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                                February 28, 2000


Mr. Imran Husain, President, C.E.O.
Converge Global, Inc.
233 Wilshire Boulevard, Suite 930
Santa Monica, CA  90401

Dear Imran:

I hereby resign, effective March 1, 2000, from all positions with Converge Global, Inc., including as Secretary and Treasurer.

Thank you.

Very truly yours,


/s/  Samar Khan
------------------------
Samar Khan

                                February 28, 2000


Mr. Imran Husain, President, C.E.O.
Converge Global, Inc.
233 Wilshire Boulevard, Suite 930
Santa Monica, CA  90401

Dear Imran:

Due to other commitments I must resign from my position as a director with Converge Global. This resignation shall be effective on March 1, 2000.

Thank you.

Very truly yours,


/s/  Reza Rahman
------------------------
Reza Rahman